SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

ERIE INDEMNITY COMPANY

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously by written preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ERIE INDEMNITY COMPANY
CLASS B COMMON STOCK
PROXY
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 17, 2007
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby constitutes and appoints F. William Hirt, Jeffrey A. Ludrof and Philip A. Garcia, and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of the Class B Common Stock of Erie Indemnity Company that the undersigned may be entitled to vote at our Annual Meeting of Shareholders to be held at the Auditorium of the
F. W. Hirt-Perry Square Building, 100 Erie Insurance Place (Sixth and French Streets), Erie, Pennsylvania 16530 on April 17, 2007 at 9:30 a.m., local time, and at any adjournment, postponement or continuation thereof, as follows:
1.	ELECTION OF DIRECTORS

☐	FOR all candidates listed below	☐	WITHHOLD AUTHORITY to vote for the candidates listed below
INSTRUCTION: To withhold authority to vote for any individual candidate, strike a line through the candidate’s name in the list below.
Kaj Ahlmann, John T. Baily, J. Ralph Borneman, Jr., Patricia Garrison-Corbin, Jonathan Hirt Hagen, Susan Hirt Hagen, Thomas B. Hagen, C. Scott Hartz, F. William Hirt, Claude C. Lilly, III, Jeffrey A. Ludrof, Lucian L. Morrison, Thomas W. Palmer, Elizabeth A. Vorsheck, Robert C. Wilburn.
2.	PROPOSAL TO APPROVE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO PERMIT HOLDERS OF CLASS B COMMON STOCK TO ACT BY MAJORITY WRITTEN CONSENT.
☐ FOR                                 ☐ AGAINST                                 ☐ ABSTAIN
3.	PROPOSAL TO APPROVE AN AMENDMENT TO OUR BYLAWS TO REQUIRE THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF OUR CLASS B COMMON STOCK TO ELECT DIRECTORS.
☐ FOR                                 ☐ AGAINST                                 ☐ ABSTAIN
     In their discretion, the proxies, on behalf of and at the direction of our Board of Directors, are authorized to vote with respect to matters incident to the conduct of our Annual Meeting and upon such other business as may properly come before our Annual Meeting and any adjournment, postponement or continuation thereof.
     This proxy will be voted as specified. If a choice is not specified, the proxy will be voted FOR the candidates for Director named above, FOR the proposal to amend our articles of incorporation and FOR the proposal to amend our bylaws.
     This proxy should be dated, signed by the shareholder(s) and returned promptly to us in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate.
_____________________________________ (SEAL)
_____________________________________ (SEAL)
Date: ___________________, 2007